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January 1, 2009
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Fund Profile

T. Rowe Price

Dividend Growth Fund

A stock fund seeking growing dividend income and long-term capital growth.

This profile summarizes key information about the fund that is included in the fund`s prospectus. The fund`s prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660 or by visiting our Web site at
troweprice.com.

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Fund Profile

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T. Rowe Price Dividend Growth Fund, Inc.xd1 PRDGX
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What is the fund`s objective?

The fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying stocks.

What is the fund`s principal investment strategy?

The fund will normally invest at least 65% of the fund`s total assets in the common stocks of dividend-paying companies that we expect to increase their dividends over time and also provide long-term appreciation. T. Rowe Price believes that a track record of dividend increases is an excellent indicator of financial health and growth prospects, and that over the long term, income can contribute significantly to total return. Dividends can also help reduce the fund`s volatility during periods of market turbulence and help offset losses when stock prices are falling.

Our in-house research team looks for stocks with sustainable, above-average growth in earnings and dividends, and we attempt to buy them when they are temporarily out of favor or undervalued by the market. Holdings tend to be in large to medium-sized companies.

In selecting investments, we favor companies with one or more of the following:

  either a track record of, or the potential for, above-average earnings and dividend growth;

  a competitive current dividend yield;

  a sound balance sheet and solid cash flow to support future dividend increases;

  a sustainable competitive advantage and leading market position; and

  attractive valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

  In pursuing its investment objective, the fund`s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

  While most assets will be invested in U.S. common stocks, the fund may invest in other securities, including foreign stocks, and use futures and options in keeping with fund objectives.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

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  Fund Profile

  Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the fund`s securities may change after they are purchased, and this may cause the amount of the fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

  Further information about the fund`s investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660. These documents are also available at troweprice.com.

  What are the main risks of investing in the fund?

  The fund`s emphasis on dividend-paying companies could result in significant investments in large-capitalization stocks. At times, stocks such as these may lag shares of smaller, faster-growing companies. Also, a company may reduce or eliminate its dividend. The fund`s efforts to buy stocks that appear temporarily out of favor carry the risk that a stock or group of stocks may remain out of favor for a long time and may continue to decline.

  As with all equity funds, this fund`s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held by the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund`s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

  Foreign stock holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. The use of futures and options, if any, subjects the fund to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

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  Fund Profile

  The fund`s share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  How can I tell if the fund is appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek a reasonable and rising level of current income from equity investments and can accept price fluctuations in an effort to achieve long-term capital growth, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

  The fund can be used in both regular and tax-deferred accounts, such as an individual retirement account (IRA).

  Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

  How has the fund performed in the past?

  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Past fund returns (before and after taxes) are not necessarily an indication of future performance.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) account or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

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  Fund Profile

  Table 1  Average Annual Total Returns
	Periods ended 12/31/08
	1 year	5 years	10 years
Dividend Growth Fund
Returns before taxes	-33.26%	-0.77%	0.12%
Returns after taxes on distributions	-33.57	-1.33	-0.50
Returns after taxes on distributions and sale of fund shares	-21.06	-0.48	0.01
S&P 500 Index	-37.00	-2.19	-1.38
Lipper Large-Cap Core Funds Index	-37.07	-2.73	-1.90
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  Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

  S&P 500 Index tracks the stocks of 500 U.S. companies.

  What fees and expenses will I pay?

  The shares that are offered in this profile are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

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  Fund Profile

  Table 2  Fees and Expenses of the Fund*
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.50%
Other expenses	0.19%
Total annual fund operating expenses	0.69%

  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$70	$221	$384	$859

  Who manages the fund?

  The fund is managed by T. Rowe Price Associates, Inc. (T. Rowe Price). Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

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  Thomas J. Huber manages the fund day to day and has been chairman of its Investment Advisory Committee since 2000. He joined T.x11 Rowe Price in 1994 as an investment analyst, and his investment experience dates from 1994.
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  To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan`s toll-free number for additional information.

  How can I purchase shares?

  Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

  Fund Profile

  How can I sell shares?

  You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access SM or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

  When will I receive income and capital gain distributions?

  The fund distributes income quarterly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

  What services are available?

  A wide range, including, but not limited to:

  retirement plans for individuals and large and small businesses;

  automated information and transaction services by telephone or computer;

  electronic transfers between fund and bank accounts;

  automatic investing and automatic exchange; and

  brokerage services, including cash management features.

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  troweprice.com

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  RPS F58-035 1/09
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  T. Rowe Price Investment Services, Inc., Distributor.